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                                                                    EXHIBIT 10.2

                 SECOND AMENDMENT TO CONSTRUCTION LOAN AGREEMENT

      THIS SECOND AMENDMENT TO CONSTRUCTION LOAN AGREEMENT (the "Second Amendment"), is made and entered into this 3 day of September, 2004, by and between MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation, successor in interest to Allfirst Bank (the "Bank"), and DELIA*S DISTRIBUTION COMPANY, a Delaware corporation (the "Borrower"), and with the joinder of DELIA*S CORP. and ALLOY, INC., jointly and severally (the "Guarantors").

                                   BACKGROUND:

      A. Borrower and Bank entered into a Construction Loan Agreement dated August 6, 1999, which was amended by an Amendment to Construction Loan Agreement dated April 19, 2004 (as amended, the "Loan Agreement"). The Agreement is incorporated herein by reference and made a part hereof. All capitalized terms used herein without definition which are defined in the Agreement shall have the meanings set forth therein.

      B. Borrower and Bank have agreed to further amend the Loan Agreement.

      C. Borrower has no defense, charge, defalcation, claim, plea, demand, set-off or counterclaim to or against the Loan Agreement, the Loan Documents or any document(s) or instrument(s) related thereto or associated therewith.

      NOW, THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

      1. That the above Background is incorporated herein by reference.

      2. That paragraph 3(q) of the Loan Agreement be and hereby is amended to provide that Alloy, Inc. and, from and after the date that Alloy, Inc. no longer owns a majority of the voting power of the capital stock of dELiA*S Corp. (i) dELiA*s Corp. (ii) the parent company of dELiA*S Corp. or (iii) the entity into which dELiA*S Corp. may be merged, shall achieve and maintain on a quarterly rolling twelve months basis (or full fiscal year basis) during the term of the Loan a Funds Flow Coverage Ratio of at least 1.6 to 1.0. "Funds Flow Coverage Ratio" shall mean the sum of (i) Cash Flow from Operating Activities before changes in operating assets and liabilities, (ii) Cash interest expense and
(iii) Unrestricted cash and marketable securities, divided by the sum of (a) Cash interest expense and (b) Current maturities of long term debt."

      3. That the Borrower reaffirms and restates the representations and warranties set forth in Section 2 of the Agreement, as amended by this Second Amendment, and all such representations and warranties shall be true and correct on the date hereof with the same force and effect as if made on such date, except as they may specifically refer to an earlier date(s). The Borrower represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Lender that (i) this Second Amendment has been duly authorized, executed and delivered and constitute a legal, valid and binding obligation of the Borrower, and is enforceable in accordance with its terms; (ii) the Borrower is not in default under the Agreement or any of the other Loan Documents, and the Borrower is in full compliance with all of the terms and conditions thereof; (iii) no event exists which with the passage of time, notice, or both, will constitute an Event of Default under the Agreement or any of the other Loan Documents; and (iv) there have been no material adverse changes in the Borrower's finances or operations which would cause the

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Borrower to be in default under any of the financial covenants contained in the
Agreement or any of the other Loan Documents.

      4. That the terms and conditions, paragraph sections, collateral requirements, representations and warranties of the Agreement and Loan Documents, together with all understandings by and between the parties to this Second Amendment evidenced by writings of the same or subsequent date, not in conflict with the above modifications under this Second Amendment, shall remain in full force and effect and are hereby ratified, reaffirmed and confirmed.

      5. That all references to the Agreement in the Loan Documents and the other documents and instruments delivered pursuant to or in connection therewith, as well as in writings of the same or subsequent date, shall mean the Agreement as amended hereby and as each may in the future be amended, restated, supplemented or modified from time to time.

      6. That the parties hereto shall, at any time, and from time to time following the execution of this Second Amendment, execute and deliver all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Second Amendment.

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      IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties have caused this Second Amendment to be executed as of the day and year first above written.

                                        MANUFACTURERS AND TRADERS TRUST COMPANY

                                        By: /s/ Keith A. Mummert
                                           -------------------------------------
                                           Keith A. Mummert, Vice President

                                                                  "Bank"

ATTEST:                                 dELiA*s DISTRIBUTION COMPANY

By: /s/                                 By: /s/
   --------------------------              -------------------------------------

Title: Secretary                        Title: Chief Operating Officer
                                           -------------------------------------
                                                         "Borrower"

ATTEST:                                 dELiA*s CORP.

By: /s/                                 By: /s/
   --------------------------              -------------------------------------

Title: Secretary                        Title: Chief Operating Officer
                                           -------------------------------------
                                                        "Guarantors"

ATTEST:                                 ALLOY, INC.

By: /s/                                 By: /s/
   --------------------------              -------------------------------------

Title: Secretary                        Title: President
                                           -------------------------------------
                                                        "Guarantors"

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